                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                               FORM 8-K/A No. 1



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 7, 1998



                             BRANDYWINE REALTY TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Maryland                        1-9106                 23-2413352
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


             16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statement of Business Acquired.


        The combined statement of revenue and certain expenses of the First Commercial Properties for the year ended December 31, 1997 together with the report of Independent Public Accountants thereon are included on pages F-11 to F-14.

        The statement of revenue and certain expenses of One Christina Centre for the year ended December 31, 1997 together with the report of Independent Public Accountants thereon are included on pages F-15 to F-18.

(b)     Pro Forma Financial Information.

        Pro forma financial information which reflects the Company's acquisition of the First Commercial Properties and One Christina Centre as of and for the year ended December 31, 1997 are included on pages F-1 to F-10.

(c)     Exhibits.

        23.1  Consent of Arthur Andersen LLP

                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BRANDYWINE REALTY TRUST



Date: July 28, 1998                    By: /s/ GERARD H. SWEENEY
                                           ------------------------
                                           Gerard H. Sweeney
                                           President and Chief Executive Officer
                                             (Principal Executive Officer)



Date: July 28, 1998                    By: /s/ MARK S. KRIPKE
                                           ---------------------
                                           Mark S. Kripke
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                              Officer)

                            BRANDYWINE REALTY TRUST

                         INDEX TO FINANCIAL STATEMENTS


I.        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

o    Pro Forma Condensed Consolidating Balance Sheet as of December 31, 1997.............................F - 4

o    Pro Forma Condensed Consolidating Statement of Operations for the
Year Ended December 31, 1997.............................................................................F - 5

o    Notes and Management's Assumptions to Unaudited Pro Forma Condensed
Consolidating Financial Information......................................................................F - 6


II.       FIRST COMMERCIAL PROPERTIES


o    Report of Independent Public Accountants............................................................F - 11

o    Combined Statement of Revenue and Certain Expenses for the Year
Ended December 31, 1997 (audited)........................................................................F - 12

o    Notes to Statement of Revenue and Certain Expenses..................................................F - 13


III.      ONE CHRISTINA CENTRE

o    Report of Independent Public Accountants............................................................F - 15

o    Combined Statement of Revenue and Certain Expenses for the Year
Ended December 31, 1997 (audited)........................................................................F - 16

o    Notes to Statement of Revenue and Certain Expenses..................................................F - 17


                                     F-1

                            BRANDYWINE REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

         The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of December 31, 1997 and the pro forma condensed consolidating statement of operations for the year ended December 31, 1997.

         The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

         The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on December 31, 1997 for balance sheet purposes, and on January 1, 1997 for purposes of the statement of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering"). The net proceeds from the March 1997 Offering were contributed to the Operating Partnership in exchange for 2,375,500 GP Units.

- The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

- The Company issued 786,840 Common Shares at $22.31 per share (the "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Brandywine Operating Partnership, L.P. (the "Operating Partnership") in exchange for 786,840 units of general partnership interest ("GP Units") in the Operating Partnership.

- The Company issued 751,269 Common Shares at $24.63 per share (the "December 1997 Offering"). The net proceeds from the December 1997 Offering were contributed to the Operating Partnership in exchange for 751,269 GP Units.

- The Company issued 11,000,000 Common Shares at $24.00 per share, of which 1,000,000 shares related to the underwriter's exercise of the over-allotment option (the "January 1998 Offering"). The net proceeds from the January 1998 Offering were contributed to the Operating Partnership in exchange for 11,000,000 GP Units.

- The Company issued an aggregate of 1,012,820 Common Shares at $24.06 per share (the "February 18, 1998 Offering"). The net proceeds from the February 18, 1998 Offering were contributed to the Operating Partnership in exchange for 1,012,820 GP Units.

- The Company issued an aggregate of 629,921 Common Shares at $23.81 per share (the "February 27, 1998 Offering"). The net proceeds from the February 27, 1998 Offering were contributed to the Operating Partnership in exchange for 629,921 GP Units.

- The Company issued an aggregate of 625,000 Common Shares at $24.00 per share (the "April 1998 Offering"). The net proceeds from the April 1998 Offering were contributed to the Operating Partnership in exchange for 625,000 GP Units.

         The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at December 31, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                PROFORMA CONDENSED CONSOLIDATING BALANCE SHEET
                    AS OF DECEMBER 31, 1997 (Notes 1 and 2)

                                  (Unaudited)
                                (In thousands)

                                                          BRANDYWINE         SHARE OFFERINGS
                                                         REALTY TRUST  ----------------------------      PROPERTY
                                                         HISTORICAL                       USE OF       ACQUISITIONS      PRO FORMA
                                                        CONSOLIDATED   PROCEEDS (A)     PROCEEDS (B)        (C)        CONSOLIDATED
                                                        -----------    ------------     -----------     -----------     -----------
ASSETS:
   Real estate investments, net                         $   563,557     $      --       $      --       $   587,961     $ 1,151,518
   Cash and cash equivalents                                 29,442         301,422        (301,422)           --            29,442
   Escrowed cash                                                212            --              --              --               212
   Accounts receivable                                        3,689            --              --              --             3,689
   Due from affiliates                                          214            --              --              --               214
   Investment in management company                              74            --              --              --                74
   Investment in unconsolidated real estate ventures          5,480            --              --              --             5,480
   Deposits                                                  12,133            --              --           (12,133)           --
   Deferred costs and other assets                            6,680            --              --              --             6,680
                                                        -----------    ------------     -----------     -----------     -----------
      Total assets                                          621,481         301,422        (301,422)        575,828       1,197,309
                                                        ===========    ============     ===========     ===========     ===========
LIABILITIES:
   Mortgages and notes payable                              163,964            --          (301,422)        561,658         424,200
   Accrued interest                                             857            --              --              --               857
   Accounts payable and accrued expenses                      2,377            --              --              --             2,377
   Distributions payable                                      8,843            --              --              --             8,843
   Tenant security deposits and deferred rents                5,535            --              --              --             5,535
                                                        -----------    ------------     -----------     -----------     -----------
      Total liabilities                                     181,576            --          (301,422)        561,658         441,812
                                                        -----------    ------------     -----------     -----------     -----------

MINORITY INTEREST                                            14,377            --              --            14,170          28,547
                                                        -----------    ------------     -----------     -----------     -----------
BENEFICIARIES' EQUITY:
   Common shares of beneficial interest                         241             132            --              --               373
   Additional paid-in capital                               446,054         301,290            --              --           747,344
   Share warrants                                               962            --              --              --               962
   Cumulative earnings                                       11,753            --              --              --            11,753
   Cumulative distributions                                 (33,482)           --              --              --           (33,482)
                                                        -----------    ------------     -----------     -----------     -----------
      Total beneficiaries' equity                           425,528         301,422            --              --           726,950
                                                        -----------    ------------     -----------     -----------     -----------

      Total liabilities and beneficiaries' equity       $   621,481     $   301,422     $  (301,422)    $   575,828     $ 1,197,309
                                                        ===========    ============     ===========     ===========     ===========

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE
             YEAR ENDED DECEMBER 31, 1997 (Notes 1 and 3)

                                  (Unaudited)
              (In thousands, except share and per share amounts)


                                             BRANDYWINE         1997 EVENTS
                                               REALTY      ----------------------                 1998
                                               TRUST       HISTORICAL   PRO FORMA                 SHARE
                                             HISTORICAL    OPERATIONS    ADJUST-                OFFERINGS
                                            CONSOLIDATED      (A)       MENTS (B)    SUBTOTAL      (E)
                                             ----------     --------   ---------      --------   --------
REVENUE:
   Base rents                                $   49,928     $ 28,640   $     918      $ 79,486   $      -
   Tenant reimbursements                          9,396        3,954           -        13,350          -
   Other                                          1,736          284           -         2,020          -
                                             ----------     --------   ---------      --------   --------
                  Total Revenue                  61,060       32,878         918        94,856          -
                                             ----------     --------   ---------      --------   --------
OPERATING EXPENSES:
   Interest                                       7,079            -       4,303        11,382    (22,607)
   Depreciation and amortization                 15,589            -       7,093        22,682          -
   Property operating expenses                   22,445       13,745           -        36,190          -
   Administrative expenses                          659            -           -           659          -
                                             ----------     --------   ---------      --------   --------
                  Total operating expenses       45,772       13,745      11,396        70,913    (22,607)
                                             ----------     --------   ---------      --------   --------
Income (loss) before equity in income of
   management company and minority interest      15,288       19,133     (10,478)       23,943     22,607

Equity in income (loss) of management company        89            -         422  (C)      511          -
                                             ----------     --------   ---------      --------   --------

Income (loss) before minority interest           15,377       19,133     (10,056)       24,454     22,607

Minority interest in (income) loss                 (376)           -        (355) (D)     (731)      (815) (D)
                                             ----------     --------   ---------      --------   --------

Net income (loss)                                15,001       19,133     (10,411)       23,723     21,792

Income allocated to Preferred Shares               (499)           -           -          (499)         -
                                             ----------     --------   ---------      --------   --------

Income (loss) allocated to Common Shares     $   14,502     $ 19,133   $ (10,411)     $ 23,224   $ 21,792
                                             ==========     ========   =========      ========   ========

Diluted earnings (loss) per Common Share     $     0.95
                                             ==========

Diluted weighted average number of
   shares outstanding                        15,793,329
                                             ==========

                                                   1998 PROPERTY
                                                    ACQUISITIONS
                                                ---------------------
                                                HISTORICAL  PRO FORMA        TOTAL
                                                OPERATIONS   ADJUST-       PRO FORMA
                                                  (F)      MENTS (G)     CONSOLIDATED
                                                 --------   ---------     ----------
REVENUE:
   Base rents                                    $ 62,869   $       -     $  142,355
   Tenant reimbursements                           10,505           -         23,855
   Other                                              905           -          2,925
                                                 --------   ---------     ----------
                  Total Revenue                    74,279           -        169,135
                                                 --------   ---------     ----------
OPERATING EXPENSES:
   Interest                                             -      42,104         30,879
   Depreciation and amortization                        -      18,815         41,497
   Property operating expenses                     27,729           -         63,919
   Administrative expenses                              -           -            659
                                                 --------   ---------     ----------
                  Total operating expenses         27,729      60,919        136,954
                                                 --------   ---------     ----------
Income (loss) before equity in income of
   management company and minority interest        46,550     (60,919)        32,181

Equity in income (loss) of management company           -       1,576  (C)     2,087
                                                 --------   ---------     ----------

Income (loss) before minority interest             46,550     (59,343)        34,268


Minority interest in (income) loss                      -         414  (D)    (1,132)
                                                 --------   ---------     ----------


Net income (loss)                                  46,550     (58,929)        33,136

Income allocated to Preferred Shares                    -           -           (499)
                                                 --------   ---------     ----------

Income (loss) allocated to Common Shares         $ 46,550   $ (58,929)    $   32,637
                                                 ========   =========     ==========

Diluted earnings (loss) per Common Share                                      $ 0.87
                                                                          ==========

Diluted weighted average number of
   shares outstanding                                                     37,407,699
                                                                          ==========

                            BRANDYWINE REALTY TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.       BASIS OF PRESENTATION:

         Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of May 13, 1998, the Company owned 179 properties. The Company's interest in all of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of May 13, 1998, the Company held a 97.4% interest in the Operating Partnership.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre, the DKM Properties, the First Commercial Properties and One Christina Centre. In management's opinion, all adjustments necessary to reflect the effects of the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the December 1997 Offering, the January 1998 Offering, the February 18, 1998 Offering, the February 27, 1998 Offering, the April 1998 Offering, the acquisitions of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus Acquisition Properties, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties, the RREEF Properties, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Properties, the First Commercial Properties and One Christina Centre by the Company have been made.



2.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

         (A) Reflects the proceeds received from the Company's recent public share offerings, as summarized below:
                                     Net           Common       Additional
                                  Proceeds         Shares        Paid In
                                 to Company        At Par        Capital
                               ---------------  -------------  ------------
January 1998 Offering               $ 249,970          $ 110     $ 249,860
February 18, 1998 Offering             23,052             10        23,042
February 27, 1998 Offering             14,225              6        14,219
April 1998 Offering                    14,175              6        14,169
                               ---------------  -------------  ------------
Total                               $ 301,422          $ 132     $ 301,290
                               ===============  =============  ============

         (B) Reflects the use of the proceeds received from the Company's recent public share offerings, as detailed in footnote (A) above, to repay indebtedness, as summarized below:


                                  Use of          Debt
                                   Cash       Repayments
                               -----------  -------------
January 1998 Offering          $ (249,970)    $ (249,970)
February 18, 1998 Offering        (23,052)       (23,052)
February 27, 1998 Offering        (14,225)       (14,225)
April 1998 Offering               (14,175)       (14,175)
                               -----------  -------------
Total                          $ (301,422)    $ (301,422)
                               ===========  =============


         (C) Reflects the Company's recent property acquisitions as follows:

                                                    Cost                                        Consideration
                                 --------------------------------------      --------------------------------------------------
                                                                               Credit         Mortgage      Operating
                                                 Closing                      Facility          Debt       Partnership
    Acquisition                 Purchase Price    Costs          Total        Borrowings      Assumption      Units    Deposits
    -----------                 --------------    -----          -----        ----------      ----------      -----    --------
GMH Portfolio                     $ 229,015     $ 1,665       $ 230,680      $ 218,547       $      -      $      -    $ 12,133
RREEF Portfolio                      55,500         657          56,157         56,157              -             -           -
Three Christina Centre               50,600       1,062          51,662         51,662              -             -           -
920 Harvest Drive                    12,000         164          12,164         12,164              -             -           -
Norriton Business Center              7,742         283           8,025          2,367          5,658             -           -
DKM Portfolio                       137,800         381         138,181        119,195         15,374         3,612           -
First Commercial Properties          48,500         227          48,727         38,169              -        10,558           -
One Christina Centre                 41,625         740          42,365         42,365              -             -           -
                                  -------------------------------------      --------------------------------------------------
     Total                        $ 582,782     $ 5,179       $ 587,961      $ 540,626       $ 21,032      $ 14,170    $ 12,133
                                  =====================================      ==================================================

3.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF
         OPERATIONS:

         (A) Reflects the historical statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, Bala Pointe Office Centre and the Scarborough Properties for the year ended December 31, 1997. The operating results reflected below include the historical results for the period January 1, 1997 through the earlier of the respective acquisition dates or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

                                                            Tenant               Property
                                                           reimburse-            operating
        Acquisition / Offering                Rents          ments      Other     expenses
----------------------------------------   -----------------------------------------------
Columbia Acquisition Properties            $    338       $    24      $  25     $    130
Main Street Acquisition Properties              542            60          -          379
1336 Enterprise Drive                            78            13          -           19
Kings Manor                                     105            27          -           43
Greentree Executive Campus                      602            17          -          272
Five Eves Drive                                 103            12          -           45
TA Properties                                 2,053           299          6          698
Emmes Properties                              2,570         1,130          2        1,332
748 & 755 Springdale Drive                      414             -          -           99
1974 Sproul Road                                354            54          -          225
Berwyn Park Properties                        2,492           376         36        1,073
Green Hills Properties                        4,567             -          -        2,725
500/501 Office Center Drive                   1,106           919         48          971
Christiana Corporate Center                     615            22         45          218
Metropolitan Industrial Center                1,395           306         33          472
Atrium 1                                        994            34         26          573
5 & 6 Cherry Hill Executive Campus              127             -          -          140
220 Commerce Drive                              594             -          -          186
Provident Place                                 644            90          7          283
Bala Pointe Office Centre                     3,523            34         35        1,544
Scarborough Properties                        5,424           537         21        2,318
                                           -----------------------------------------------
      Total                                $ 28,640       $ 3,954      $ 284     $ 13,745
                                           ===============================================

         (B) Reflects the Company's pro forma adjustments relative to the acquisitions of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre and the Scarborough Properties for the year ended December 31, 1997 and pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering, the September 1997 Offering and the December 1997 Offering for the year ended December 31, 1997. The pro forma adjustments below reflect the period January 1, 1997 through the earlier of the respective acquisition dates or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

                                                                          Depreciation
                                                                              and
                                                                          amortization
        Acquisition / Offering              Rents     Interest (i)            (ii)
----------------------------------------   -------------------------------------------
Columbia Acquisition Properties                $   -       $   110         $    66
Main Street Acquisition Properties                 -             -             109
1336 Enterprise Drive                              -             -              21
Kings Manor                                        -             -              29
Greentree Executive Campus                         -           249             106
Five Eves Drive                                    -            75              32
TA Properties                                      -         1,241             530
Emmes Properties                                   -         2,049             874
748 & 755 Springdale Drive                         -           171              73
1974 Sproul Road                                   -             -              61
Berwyn Park Properties                             -             -             700
Green Hills Properties                             -           690             745
500/501 Office Center Drive                        -           700             340
Christiana Corporate Center                        -           308             132
Metropolitan Industrial Center                     -           926             395
Atrium 1                                           -           597             255
5 & 6 Cherry Hill Executive Campus                 -           218              93
220 Commerce Drive                                 -           345             147
Provident Place                                    -           411             175
PECO Building (iii)                              918           652             278
Bala Pointe Office Centre                          -         1,891             807
Scarborough Properties                             -         1,957           1,125
March 1997 Offering                                -           (91)              -
July 1997 Offering                                 -        (6,905)              -
September 1997 Offering                            -             -               -
December 1997 Offering                             -        (1,291)              -
                                           ----------------------------------------
      Total                                    $ 918       $ 4,303         $ 7,093
                                           ========================================

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt.
(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.
(iii)Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.

         (C) Pro forma equity in income of management company is based on management fees less incremental costs estimated to be incurred.

         (D) Pro forma minority interest in income represents the incremental pro forma earnings allocable to minority partners.

         (E) Represents interest expense savings from debt repayments upon the application of the net proceeds from the January 1998 Offering, the February 18, 1998 Offering, the February 27, 1998 Offering and the April 1998 Offering.

                                          Interest savings
                Offering                          (i)
------------------------------------------------------------

January 1998 Offering                             $ (18,748)
February 18, 1998 Offering                           (1,729)
February 28, 1998 Offering                           (1,067)
April 1998 Offering                                  (1,063)
                                         -------------------
      Total                                       $ (22,607)
                                         ===================
(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

         (F) Reflects the historical operations of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Portfolio, the First Commercial Properties and One Christina Centre for the year ended December 31, 1997.

                                                        Tenant                     Property
                                                      reimburse-                   operating
         Acquisition                 Rents              ments        Other         expenses
------------------------------      --------------------------------------------------------
GMH Portfolio                        $ 25,049         $  1,937       $ 174         $ 10,935
RREEF Portfolio                         4,160              705           -            1,252
Three Christina Centre                  4,635            2,427          22            2,830
920 Harvest Drive                       1,658               63           -              724
Norriton Business Center                1,161                -           -              276
DKM Portfolio                          15,182            4,135          24            7,164
First Commercial Properties             6,235              719         116            2,307
One Christina Centre                    4,789              519         569            2,241
                                    --------------------------------------------------------
      Total                          $ 62,869         $ 10,505       $ 905         $ 27,729
                                    ========================================================

         (G) Reflects the Company's pro forma adjustments relative to the acquisitions of the GMH Portfolio, the RREEF Portfolio, Three Christina Centre, 920 Harvest Drive, Norriton Business Center, the DKM Portfolio, the First Commercial Properties and One Christina Centre for the year ended December 31, 1997.

                                                       Depreciation and
         Acquisition                     Interest (i)  amortization (ii)
------------------------------          --------------------------------

GMH Portfolio                              $ 16,391            $  7,382
RREEF Portfolio                               4,212               1,797
Three Christina Centre                        3,875               1,653
920 Harvest Drive                               912                 389
Norriton Business Center                        658                 257
DKM Portfolio                                10,016               4,422
First Commercial Properties                   2,863               1,559
One Christina Centre                          3,177               1,356
                                        --------------------------------
      Total                                $ 42,104            $ 18,815
                                        ================================


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility, and an effective rate of 7% to 8.5% on assumed mortgage indebtedness.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of First Commercial Properties, described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Brandywine Realty Trust as described in Note 1, and is not intended to be a complete presentation of First Commercial Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of First Commercial Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                    ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
April 27, 1998

                          FIRST COMMERCIAL PROPERTIES

              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1997



REVENUE:
   Base rents (Note 2)                                $ 6,235,000
   Tenant reimbursements                                  719,000
   Other                                                  116,000
                                                      -----------


         Total revenues                                 7,070,000
                                                      -----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses               912,000
   Utilities                                              894,000
   Real estate taxes                                      501,000
                                                      -----------

         Total certain expenses                         2,307,000

REVENUE IN EXCESS OF CERTAIN EXPENSES                 $ 4,763,000
                                                      ===========




   The accompanying notes are an integral part of this financial statement.

                          FIRST COMMERCIAL PROPERTIES

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:
     ---------------------

The statement of revenue and certain expenses reflect the operations of First Commercial Properties (the "Properties") located in Harrisburg, Pennsylvania. The Properties are expected to be acquired from Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner. The Properties consist of a portfolio of eleven office buildings with approximately 38 tenants in May 1998. The Properties have an aggregate net rentable area of approximately 410,000 square feet which was 96% leased as of December 31, 1997. The net purchase price for Property is expected to be $48.5 million.

The statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above-described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2.   OPERATING LEASES:
     ----------------

Base rents presented for the year ended December 31, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue decrease resulting from the straight-line adjustment for the year ended December 31, 1997, was $59,000.

The following tenants account for greater than 10% of minimum rent:

         Property          Tenant                    Minimum Rent
         --------          ------                    ------------

300 Corporate Center Dr.   IBM                       $2,6678,000
200 Corporate Center Dr.   PA Blue Shield                975,000

The Property is leased to tenants under operating leases with expiration dates extending to the year 2003. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

               1998                        $   5,465,000
               1999                            3,450,000
               2000                              976,000
               2001                              777,000
               2002                              412,000
               Thereafter                        537,000
                                           -------------
               Total                       $  11,618,000

Certain leases also include provisions requiring tenants to reimburse First Commercial Properties for management costs and other operating expenses up to stipulated amounts.

3.    RELATED PARTY TRANSACATION:

First Commercial Development Company, a related party, leases 3,166 square feet of the Properties. The lease is on a month-to month basis at approximately $4,617 per month. Rents totaling $55,405 have been included in the statement of revenues and certain expenses.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Brandywine Realty Trust:

We have audited the statement of revenue and certain expenses of One Christina Centre, described in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Brandywine Realty Trust, as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of One Christina Centre for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
   May 1, 1998

                             ONE CHRISTINA CENTRE


              STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)

                     FOR THE YEAR ENDED DECEMBER 31, 1997





REVENUE:
   Minimum rent (Note 2)                                    $  4,789,000
   Tenant reimbursements                                         519,000
   Other Income (Note 4)                                         569,000
                                                            ------------


         Total revenue                                         5,877,000
                                                            ------------

CERTAIN EXPENSES:
   Maintenance and other operating expenses                    1,114,000
   Utilities                                                     738,000
   Real estate taxes                                             389,000
                                                            ------------

         Total certain expenses                                2,241,000
                                                            ------------

REVENUE IN EXCESS OF CERTAIN EXPENSES                       $  3,636,000
                                                            ============




   The accompanying notes are an integral part of this financial statement.

                             ONE CHRISTINA CENTRE

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1997



2.   BASIS OF PRESENTATION:
     ---------------------

The statement of revenue and certain expenses reflect the operations of One Christina Centre (the "Property"), located in Wilmington, Delaware. The Property is expected to be acquired by Brandywine Realty Trust (the "Company") from Christina Pagemill, LLC in May 1998 for a net purchase price of approximately $41.6 million. The Property has an aggregate net rentable area of approximately 333,000 square feet which is 95% leased as of December 31, 1997. This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on an accrual basis. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2.   OPERATING LEASES:
     ----------------

Base rents presented for the year ended December 31, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1997 was $535,000.



The following tenants account for greater than 10% of minimum rent:

         Beneficial Corporation             $2,424,000
         First USA Bank                     $1,070,000

The Property is leased to tenants under operating leases with expiration dates extending to the year 2010. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

               1998                        $   4,285,000
               1999                            3,959,000
               2000                            3,976,000
               2001                            3,953,000
               2002                            4,061,000
               Thereafter                     33,010,000
                                           -------------
                                           $  53,244,000
                                           =============

Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3.   RELATED PARTY TRANSACTIONS:
     --------------------------

The Property paid management fees of $172,000 to LaSalle Partners, an unrelated third party, based on percentages as defined in the management agreement. These management fees are included within maintenance and other operating expenses in the statement of revenue and certain expenses.

4.   OTHER INCOME:
     ------------

The Property receives revenue from the operation of a parking facility that is managed by an unrelated third party. Revenue received from the operation of this facility totaled approximately $494,000 for the year ended December 31, 1997, and is included in other income on the statement of revenues and certain expenses.